
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                     April 16, 2001

POOL BALANCE:                                                Month of:
                                                             March , 2001

Pool Balance, beginning of month                             $1,027,028,267.15

Pool Balance, end of month                                   $1,040,931,894.06

Pool Balance, average                                        $1,033,399,688.93

Required Pool Balance, end of month                          $1,040,931,894.06



COLLECTIONS & SERIES ALLOCATIONS                             Month of:
                                                             March , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                           $    6,556,091.51
   Series 2000-VFN                                           $    6,689,119.19
   Series 2000-1                                             $  405,149,081.44
   Series 2001-1                                             $  173,635,320.62
                                                             $  592,029,612.75

Series Allocable Non-Principal Collections
   Series 1999-VFN                                           $       65,846.60
   Series 2000-VFN                                           $       67,182.68
   Series 2000-1                                             $    4,372,696.50
   Series 2001-1                                             $    1,874,012.79
                                                             $    6,379,738.57

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                           $ -
   Series 2000-VFN                                           $ -
   Series 2000-1                                             $ -
   Series 2001-1                                             $-
                                                             $ -

Investment Proceeds
   Series 1999-VFN                                           $        7,830.43
   Series 2000-VFN                                           $        7,938.28
   Series 2000-1                                             $      298,326.91
   Series 2001-1                                             $      122,504.08
                                                             $      436,599.70


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD              Month of:
                                                             March , 2001

1999-VFN                                                     $            0.00
Series 2000-VFN                                              $            0.00
Series 2000-1 Class A                                        $            0.00
Series 2000-1 Class B                                        $            0.00
Series 2001-1 Class A                                        $            0.00
Series 2001-1 Class B                                        $            0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                 First day of:
                                                             March , 2001

Series Allocation Percentages
     Series 1999-VFN                                                     11.48%
     Series 2000-VFN                                                     11.71%
     Series 2000-1                                                       53.76%
     Series 2001-1                                                       23.04%
Floating Allocation Percentages
     Series 1999-VFN                                                     91.88%
     Series 2000-VFN                                                     88.89%
     Series 2000-1                                                       91.38%
     Series 2001-1                                                       91.38%
Principal Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                        0.00%
     Series 2001-1                                                        0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES        Month of:
                                                             March , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    6,023,671.89
   Cert. Percentage minus Excess Cert. Percentage:           $      532,419.62
                                                             $    6,556,091.51
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $       60,499.21
   Cert. Percentage minus Excess Cert. Percentage:           $        5,347.40
                                                             $       65,846.60
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    5,946,048.92
   Cert. Percentage minus Excess Cert. Percentage:           $      743,070.27
                                                             $    6,689,119.19
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $       59,719.59
   Cert. Percentage minus Excess Cert. Percentage:           $        7,463.08
                                                             $       67,182.68
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $  370,209,877.77
   Cert. Percentage minus Excess Cert. Percentage:           $   34,939,203.67
                                                             $  405,149,081.44
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    3,995,603.15
   Cert. Percentage minus Excess Cert. Percentage:           $      377,093.35
                                                             $    4,372,696.50
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $  158,661,376.19
   Cert. Percentage minus Excess Cert. Percentage:           $   14,973,944.43
                                                             $  173,635,320.62
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                      $            0.00
   Floating Allocation Percentage:                           $    1,712,401.35
   Cert. Percentage minus Excess Cert. Percentage:           $      161,611.44
                                                             $    1,874,012.79


                                                             Paid on:
MONTHLY DISTRIBUTIONS                                        April 16, 2001

Principal Distributions to Investors
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $ -
     Series 2000-1 Class B                                   $ -
     Series 2001-1 Class A                                   $ -
     Series 2001-1 Class B                                   $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                         $            0.00000000
     Series 2000-VFN                                         $            0.00000000
     Series 2000-1 Class A                                   $            0.00000000
     Series 2000-1 Class B                                   $            0.00000000
     Series 2001-1 Class A                                   $            0.00000000
     Series 2001-1 Class B                                   $            0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                         $       20,400.00
     Series 2000-VFN                                         $      137,197.92
     Series 2000-1 Class A                                   $    3,042,660.00
     Series 2000-1 Class B                                   $      269,460.00
     Series 2001-1 Class A                                   $    1,303,438.89
     Series 2001-1 Class B                                   $      115,178.89

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                         $ -
     Series 2000-VFN                                         $ -
     Series 2000-1 Class A                                   $            4.71000000
     Series 2000-1 Class B                                   $            4.99000000
     Series 2001-1 Class A                                   $            4.70555556
     Series 2001-1 Class B                                   $            5.00777778

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                         $     116,989.42
     Series 2000-VFN                                         $     116,720.91
     Series 2000-1                                           $     545,747.48
     Series 2001-1                                           $     180,000.00

Reserve Fund Deposit Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00


MONTHLY DISTRIBUTIONS (Cont.)                                Paid on:
                                                             April 16, 2001

Investor Default Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Monthly Dilution Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Carry-Over Amount
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00

Previously waived servicing fee
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $            0.00
     Series 2001-1                                           $            0.00

Collections Released to Cert. during Collection Period       $  591,292,827.64

Excess Distributed to Cert. on Payment Date                  $    1,705,329.87


FUNDED AND INVESTED AMOUNTS:                                 Last day of:
                                                             March , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                        $  600,000,000.00
Incremental Funded Amounts (Cumulative)                      $  185,000,000.00
Principal Distributed to Investors (Cumulative)              $  785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
   Funded Amount                                             $            0.00

Series Excess Funding Amount                                 $            0.00
Principal Funding Account Balance                            $            0.00
   Invested Amount                                           $            0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                        $  150,000,000.00
Incremental Funded Amounts (Cumulative)                      $            0.00
Principal Distributed to Investors (Cumulative)              $  150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
   Funded Amount                                             $            0.00

Series Excess Funding Amount                                 $            0.00
Principal Funding Account Balance                            $            0.00
   Invested Amount                                           $            0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $  646,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $   40,484,006.74
   Invested Amount                                           $  605,515,993.26

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $   54,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $            0.00
   Invested Amount                                           $   54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                      $  277,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $   17,350,288.60
   Invested Amount                                           $  259,649,711.40

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                      $   23,000,000.00
Principal Distributed to Investors (Cumulative)              $            0.00
Principal Funding Account Balance                            $            0.00
Unreimbursed Investor Charge Offs (Cumulative)               $            0.00
Series Excess Funding Amount                                 $            0.00
   Invested Amount                                           $   23,000,000.00


BALANCES AS OF PAYMENT DATE                                  As of:
                                                             April 16, 2001

Series 1999-VFN
   Reserve Fund Balance                                      $            0.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance                             $            0.00

Series 2000-VFN
   Reserve Fund Balance                                      $            0.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance                             $            0.00

Series 2000-1
   Reserve Fund Balance                                      $    3,500,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance, Class A                    $  646,000,000.00
   Outstanding Principal Balance, Class B                    $   54,000,000.00

Series 2001-1
   Reserve Fund Balance                                      $    1,500,000.00
   Reserve Fund Deficiency Amount                            $            0.00
   Principal Funding Account Balance                         $            0.00
   Outstanding Principal Balance, Class A                    $  277,000,000.00
   Outstanding Principal Balance, Class B                    $   23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                        Last day of:
     To be used in the following month's computations.       March , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                           $  107,321,263.55
     Finance Hold Receivables (for Credit Reasons Only)      $   14,284,042.26
     Delayed Payment Program                                 $      723,071.40

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                           $  260,232,973.52
     Finance Hold Receivables                                $            0.00
     Delayed Payment Program                                 $   20,818,637.88

Total Excess Receivables                                     $   14,284,042.26

Overconcentration Amount                                     $    1,636,534.35

Ineligible Amount                                            $            0.00

Trust Incremental Subordinated Amount                        $   15,920,576.61



POOL SERIES SUBORDINATED AMOUNTS                             As of:
                                                             March 31, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                        $             0.00
     Series 2000-VFN                                        $             0.00
     Series 2000-1                                          $    11,787,115.78
     Series 2001-1                                          $     5,051,621.05

Required Subordinated Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $   69,449,423.54
     Series 2001-1                                           $   29,764,038.66

Available Subordinated Amount
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1                                           $   69,449,423.54
     Series 2001-1                                           $   29,764,038.66


CHARGE OFFS                                                  For Month of:
                                                             March , 2001

Defaulted Receivables                                        $            0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Deficiency Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Required Draw Amount
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                           $            0.00
   Series 2000-VFN                                           $            0.00
   Series 2000-1                                             $            0.00
   Series 2001-1                                             $            0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)               As of:
                                                             April 16, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                         $            0.00
     Series 2000-VFN                                         $            0.00
     Series 2000-1 Class A                                   $            0.00
     Series 2000-1 Class B                                   $            0.00
     Series 2001-1 Class A                                   $            0.00
     Series 2001-1 Class B                                   $            0.00

INTEREST RATE FOR NEXT PAYMENT DATE                          As of:
                                                             April 16, 2001

Series 1999-VFN Estimated                                                 5.2887500%
Series 2000-VFN Estimated                                                 5.2887500%
Series 2000-1 Class A                                                     5.1737500%
Series 2000-1 Class B                                                     5.4887500%
Series 2001-1 Class A                                                     5.1687500%
Series 2001-1 Class B                                                     5.5087500%

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